TIAA-CREF Funds of Funds
Form N-SAR for the period ended November 30, 2016

77I Q1(a)	Amendment to the Declaration of Trust

On September 23, 2016, under conformed Submission 485APOS, accession number 0000930413-16-008257, a copy of the Form of Trustee Authorization to Establish Additional Series of Shares of the TIAA-CREF Funds (the "Trust") dated September 13, 2016 (the "Authorization") was previously filed with the SEC as exhibit 99.(A)(23) to the Trust's Registration Statement. This Authorization, which established the TIAA-CREF International Small-Cap
Equity Fund as a new series of the Trust, is incorporated herein by reference as an exhibit to Sub-Item 77Q1(a) of Form N-SAR.

Q.1.e.1		Amendments to the Investment Advisory Agreement

On July 28, 2016, under conformed Submission 485BPOS, accession number 0000930413-16-007700, a copy of the Form of Amendment dated May 1, 2016
(the "Amendment") to the January 2, 2012 Amended and Restated Investment Management Agreement between the TIAA-CREF Funds (the "Trust") and Teachers Advisors, Inc. was previously filed with the SEC as exhibit 99.(D)(77) to the Trust's Registration Statement. This Amendment is incorporated herein by reference as an exhibit to Sub-Item 77Q1(e) of Form N-SAR.

On July 28, 2016, under conformed Submission 485BPOS, accession number 0000930413-16-007700, a copy of the Form of Amendment dated May 1, 2016
(the "Amendment") to the January 2, 2012 Amended and Restated Investment Management Agreement between the TIAA-CREF Funds (the "Trust") and Teachers Advisors, Inc. to add two new series to the Trust, the TIAA-CREF Small/Mid-Cap Equity Fund and the TIAA-CREF International Bond Fund, was previously filed with the SEC as exhibit 99.(D)(78) to the Trust's Registration Statement. This Amendment is incorporated herein by reference as an exhibit to Sub-Item 77Q1(e) of Form N-SAR.

On December 8, 2016, under conformed Submission 485BPOS, accession number 0000930413-16-008935, a copy of the Form of Amendment dated December 9, 2016 (the "Amendment") to the January 2, 2012 Amended and Restated Investment Management Agreement between the TIAA-CREF Funds (the "Trust") and Teachers Advisors, Inc. to convert, as of October 1, 2016, Teachers Advisors, Inc. to Teachers Advisors, LLC and to add one new series to the Trust, the TIAA-CREF International Small-Cap Equity Fund, was previously filed with the SEC as exhibit 99.(D)(82) to the Trust's Registration Statement. This Amendment is incorporated herein by reference as an exhibit to Sub-Item 77Q1(e) of Form N-SAR.

Q.1.e.1		Amended and Restated Distribution Plans

On December 8, 2016, under conformed Submission 485BPOS, accession number, 0000930413-16-008935, a copy of the December 9, 2016 Form of Amended and Restated Distribution Plan for the TIAA-CREF Funds (the "Trust") Retail Class Plan was previously filed with the SEC as exhibit 99.M(49) to the Trust's Registration Statement. This Amendment is incorporated herein by reference as an exhibit to Sub-Item 77Q1(e) of Form N-SAR.

On December 8, 2016, under conformed Submission 485BPOS, accession number, 0000930413-16-008935, a copy of the December 9, 2016 Form of Amended and Restated Distribution Plan for the TIAA-CREF Funds (the "Trust") Premier Class Plan was previously filed with the SEC as exhibit 99.M(50) to the Trust's Registration Statement. This Amendment is incorporated herein by reference as an exhibit to Sub-Item 77Q1(e) of Form N-SAR.

Q.1.e.1		Amended and Restated Multiple Class Plan

On December 8, 2016, under conformed Submission 485BPOS, accession number, 0000930413-16-007700, a copy of the December 9, 2016 Form of Amended and Restated Multiple Class Plan for the TIAA-CREF Funds (the "Trust") Retail Class Plan was previously filed with the SEC as exhibit 99.N(20) to the Trust's Registration Statement. This Amendment is incorporated herein by reference as an exhibit to Sub-Item 77Q1(e) of Form N-SAR.